                          NOTICE OF GUARANTEED DELIVERY

                       POLYTAMA INTERNATIONAL FINANCE B.V.
                                       AND
                             P.T. POLYTAMA PROPINDO

                             OFFER TO EXCHANGE THEIR
                      8% GUARANTEED SECURED NOTES DUE 2017
                                    AND THEIR
                6% GUARANTEED SECURED EXCHANGEABLE NOTES DUE 2012
                              FOR THEIR OUTSTANDING
                    11 1/4% GUARANTEED SECURED NOTES DUE 2007
                              (CUSIP NO. 7318OUAA)
             AND SOLICITATION OF CONSENTS TO PROPOSED WAIVERS UNDER
                         AND AMENDMENTS TO THE INDENTURE
             GOVERNING THE 11 1/4% GUARANTEED SECURED NOTES DUE 2007

       PURSUANT TO THE AMENDED CONFIDENTIAL OFFERING CIRCULAR AND CONSENT
                 SOLICITATION STATEMENT DATED DECEMBER 19, 2002

   THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON DECEMBER 27, 2002, UNLESS EXTENDED OR EARLIER TERMINATED.

     This Notice of Guaranteed Delivery ("Notice") relates to the offer (the "Exchange Offer") by Polytama International Finance B.V. (the "Issuer") and P.T. Polytama Propindo (the "Company") to exchange (1) $0.5171 principal amount (as determined by DTC) of their 8% Guaranteed Secured Notes due 2017 (the "New Senior Notes") and (2) $0.1724 principal amount (as determined by DTC) of their 6% Guaranteed Secured Exchangeable Notes due 2012 (the "New Exchangeable Notes" and, together with the New Senior Notes, the "New Notes") for each $1.00 principal amount of their outstanding 11 1/4% Guaranteed Secured Notes due 2007 (the "Existing Notes"). In connection with the Exchange Offer, the Issuer and the Company also are soliciting consents (the "Consent Solicitation") from Holders to certain waivers under and amendments to the indenture governing the Existing Notes (the "Proposed Waivers and Amendments"). Capitalized terms used but not defined herein have the meanings assigned to them in the Amended Offering Circular (as defined below).

     THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND CONSENT SOLICITATION IS:

                              THE BANK OF NEW YORK

BY HAND AND OVERNIGHT COURIER:       BY REGISTERED OR CERTIFIED MAIL:          BY FACSIMILE:
     The Bank of New York                  The Bank of New York                (212) 298-1915
  Corporate Trust Operations            Corporate Trust Operations
      Reorganization Unit                  Reorganization Unit            TO CONFIRM BY TELEPHONE:
 101 Barclay Street, Floor 7E          101 Barclay Street, Floor 7E            (212) 815-3738
   New York, New York 10286              New York, New York 10286
      Attn: Diane Amoroso                  Attn: Diane Amoroso

     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A CONSENT AND LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "MEDALLION SIGNATURE GUARANTOR" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE CONSENT AND LETTER OF TRANSMITTAL.

     You must use this Notice, or one substantially equivalent to this form, to tender (or retender, if applicable) your Existing Notes in the Exchange Offer (and to deliver the related Consents with respect thereto) if, on or prior to the Expiration Time, either (i) the procedures for book-entry delivery of your Existing Notes cannot be completed, or (ii) you are unable to properly complete and sign the Consent and Letter of Transmittal, or a manually signed facsimile thereof, in accordance with the instructions contained in the Consent and Letter of Transmittal, and deliver the Consent and Letter of Transmittal, and any required signature guarantees and other required documents, together with your certificates representing the Existing Notes being tendered, to The Bank of New York, as exchange agent (the "Exchange Agent"), at the addresses or facsimile numbers set forth above. This Notice may be delivered by hand, overnight courier or mail, or transmitted via facsimile, to the Exchange Agent and must be received by the Exchange Agent at, or prior to the Expiration Time. The Exchange Offer and Consent Solicitation are made on the terms and subject to the conditions set forth in the enclosed Amended Confidential Offering Circular and Consent Solicitation Statement dated December 19, 2002 (the "Amended Offering Circular") and the accompanying Consent and Letter of Transmittal.

     In order to utilize the guaranteed delivery procedure to tender Existing Notes pursuant to the Exchange Offer (and to deliver the related Consents with respect thereto), either (i)(a) you must guarantee that the procedures for book-entry delivery of such Existing Notes will be completed, and that the Exchange Agent will receive an Agent's Message or a properly completed, dated and duly executed Consent and Letter of Transmittal relating to such Existing Notes (or a manually signed facsimile copy thereof), with any required signature guarantees, in each case, within three New York Stock Exchange trading days after the date of execution of this Notice, and (b) the Exchange Agent must actually receive a book-entry delivery of such Existing Notes into the account of the Exchange Agent at DTC, together with an Agent's Message or a properly completed, dated and duly executed Consent and Letter of Transmittal (or a manually signed facsimile copy thereof), within three New York Stock Exchange trading days after the date of execution of this Notice; or (ii)(a) you must guarantee that the Exchange Agent will receive a properly completed, dated and duly executed Consent and Letter of Transmittal relating to such Existing Notes (or a manually signed facsimile copy thereof), with any required signature guarantees and other required documents, together with the certificates evidencing such Existing Notes, within three New York Stock Exchange trading days after the date of execution of this Notice, and (b) the Exchange Agent must actually receive such certificates evidencing such Existing Notes, together with a properly completed, dated and duly executed Consent and Letter of Transmittal (or a manually signed facsimile copy thereof), with any required signature guarantees and other required documents, within three New York Stock Exchange trading days after the date of execution of this Notice.

     NOTE: IF YOUR EXISTING NOTES HAVE BEEN PREVIOUSLY TENDERED AND ACCEPTED PURSUANT TO THE COMPANY'S AND THE ISSUER'S CONFIDENTIAL OFFERING CIRCULAR DATED NOVEMBER 7, 2002, SUCH EXISTING NOTES SHALL BE DEEMED TO HAVE BEEN TENDERED IN THE EXCHANGE OFFER, WITH NO OTHER ACTION REQUIRED FROM YOU.

Ladies and Gentlemen:

     The undersigned hereby tenders to Polytama International Finance B.V. (the "Issuer"), upon the terms and subject to the conditions set forth in the Amended Confidential Offering Circular and Consent Solicitation Statement, dated December 19, 2002 (the "Amended Offering Circular"), and the related Consent and Letter of Transmittal, receipt of each of which the undersigned hereby acknowledges, the aggregate principal amount of Existing Notes set forth below and thereby delivers the related Consent to the Proposed Waivers and Amendments, pursuant to the guaranteed delivery procedures described in the Consent and Letter of Transmittal and under the caption "The Exchange Offer and Consent Solicitation--Procedures for Tendering Existing Notes and Delivering Consents" in the Amended Offering Circular.

---------------------------------------------------------------
Aggregate Principal Amount of Existing Notes Tendered

---------------------------------------------------------------
Name(s) of Holders


---------------------------------------------------------------
Name of Eligible Guarantor Institution Guaranteeing Delivery


Provide the following information for Existing Notes certificates to be delivered to the Exchange Agent:


---------------------------------------------------------------
Certificate Numbers for Existing Notes Tendered


Provide the following information for Existing Notes to be tendered by book-entry delivery:

---------------------------------------------------------------
Name of Tendering Institution


---------------------------------------------------------------
DTC Account Number

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE


X
---------------------------------------------------------------

X
---------------------------------------------------------------
Signature(s) of Owner(s)                        Date
or Authorized Signatory


---------------------------------------------------------------
                  Area Code and Telephone Number

Must be signed by the holder(s) of the Existing Notes being tendered as the name(s) appear(s) on the certificates evidencing such Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. Please print name(s) and address(es).

---------------------------------------------------------------
---------------------------------------------------------------
Name(s):


---------------------------------------------------------------
Capacity:

---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
Address(es):

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a firm or other entity identified in Rule l7Ad-15 under the United States Securities Exchange Act of 1934, as amended, as an "Eligible Guarantor Institution," which definition includes: (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act); (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Act; (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act); (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Act; and (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act), hereby guarantees to deliver to the Exchange Agent, within two New York Stock Exchange trading days after the date of execution of this Notice, the Existing Notes tendered hereby, either:
(a) by book-entry transfer, to the account of the Exchange Agent at DTC, pursuant to the procedures for book-entry delivery set forth in the Amended Offering Circular, together with an Agent's Message or one or more properly completed, dated and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other required documents, or (b) by delivering certificates representing the Existing Notes tendered hereby, together with the properly completed, dated and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other required documents.

     The undersigned acknowledges that it must deliver the Existing Notes tendered hereby, either (i) by book-entry transfer into the account of the Exchange Agent at DTC, together with an Agent's Message, or the Consent and Letter of Transmittal (or a manually signed facsimile copy thereof), and any required signature guarantees and other required documents, or (ii) by delivering to the Exchange Agent certificates representing the Existing Notes tendered hereby, together with the Consent and Letter of Transmittal (or a manually signed facsimile copy hereof), and any required signature guarantees and other required documents, in either case, within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                             (PLEASE TYPE OR PRINT)


  --------------------------------           ---------------------------------
           (FIRM NAME)                              (AUTHORIZED SIGNATURE)

  --------------------------------           ---------------------------------
                                              (PRINT OR TYPE NAME OF SIGNATORY)

  --------------------------------
         (FIRM ADDRESS)                      ---------------------------------
                                                          (TITLE)

  --------------------------------           ---------------------------------
  (AREA CODE AND TELEPHONE NUMBER                          (DATE)
        AND FAX NUMBER)

 DO NOT SEND PHYSICAL CERTIFICATES REPRESENTING EXISTING NOTES WITH THIS NOTICE. SUCH PHYSICAL CERTIFICATES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A
       PROPERLY COMPLETED AND EXECUTED CONSENT AND LETTER OF TRANSMITTAL.